Mr. Marc Silverman
SportTrac, Inc.
6900 E. Belleview Avenue, Suite 200
Englewood, CO 80111

                  Re: SportsTrac, Inc. Bridge Loan

Dear Mr. Silverman:

                  Reference is made to that certain letter agreement (as amended, "Letter Agreement"), by and between the undersigned, as assignee, and SportsTrac, Inc. (the "Company"), pursuant to which the undersigned, as assignee, made a loan of $50,000 to the Company. Notwithstanding anything contained in the Letter Agreement to the contrary, it is agreed that the Note shall be payable on the earlier of (a) January 31, 1998 or (b) the closing of the Company's initial public offering.

                  As herein amended, the Letter Agreement is confirmed and shall be in full force and effect.

Dated: December 31, 1996

SPORTSTRAC, INC.

By: /s/ Marc Silverman                             /s/ Hartley T. Bernstein
   -----------------------------                   -----------------------------
      Name:  Marc Silverman                        Hartley T. Bernstein
      Title: President

Mr. Marc Silverman
SportTrac, Inc.
6900 E. Belleview Avenue, Suite 200
Englewood, CO 80111

                  Re: SportsTrac, Inc. Bridge Loan

Dear Mr. Silverman:

                  Reference is made to that certain letter agreement (as amended, "Letter Agreement"), by and between the undersigned and SportsTrac, Inc. (the "Company"), pursuant to which the undersigned made a loan of $100,000 to the Company. Notwithstanding anything contained in the Letter Agreement to the contrary, it is agreed that the Note shall be payable on the earlier of (a) January 31, 1998 or (b) the closing of the Company's initial public offering.

                  As herein amended, the Letter Agreement is confirmed and shall be in full force and effect.

Dated: December 31, 1996

SPORTSTRAC, INC.                                ULSTER INVESTMENTS

By: /s/ Marc Silverman               By:  /s/ Antigua International Trust Ltd.
   -----------------------------        ---------------------------------------
      Name:  Marc Silverman             Name:  Antigua International Trust Ltd.
      Title: President                  Title: Director

Mr. Marc Silverman
SportTrac, Inc.
6900 E. Belleview Avenue, Suite 200
Englewood, CO 80111

                  Re: SportsTrac, Inc. Bridge Loan

Dear Mr. Silverman:

                  Reference is made to that certain letter agreement (as amended, "Letter Agreement"), by and between the undersigned and SportsTrac, Inc. (the "Company"), pursuant to which the undersigned made a loan of $65,000 to the Company. Notwithstanding anything contained in the Letter Agreement to the contrary, it is agreed that the Note shall be payable on the earlier of (a) January 31, 1998 or (b) the closing of the Company's initial public offering.

                  As herein amended, the Letter Agreement is confirmed and shall be in full force and effect.

Dated: December 31, 1996

SPORTSTRAC, INC.                                THE HOLDING COMPANY

By: /s/ Marc Silverman                          By:  /s/ Burt Kanter
   -----------------------------                   -----------------------------
      Name:  Marc Silverman                        Name:  Burt Kanter
      Title: President                             Title: President

Mr. Marc Silverman
SportTrac, Inc.
6900 E. Belleview Avenue, Suite 200
Englewood, CO 80111

                  Re: SportsTrac, Inc. Bridge Loan

Dear Mr. Silverman:

                  Reference is made to that certain letter agreement (as amended, "Letter Agreement"), by and between the undersigned and SportsTrac, Inc. (the "Company"), pursuant to which the undersigned made a loan of $100,000 to the Company. Notwithstanding anything contained in the Letter Agreement to the contrary, it is agreed that the Note shall be payable on the earlier of (a) January 31, 1998 or (b) the closing of the Company's initial public offering.

                  As herein amended, the Letter Agreement is confirmed and shall be in full force and effect.

Dated:  December 31, 1996

SPORTSTRAC, INC.                                DUNE HOLDINGS, INC.

By: /s/ Marc Silverman                          By: /s/ Randolph Pace
   -----------------------------                   -----------------------------
      Name:  Marc Silverman                        Name:  Randolph Pace
      Title: President                             Title: President

Mr. Marc Silverman
SportTrac, Inc.
6900 E. Belleview Avenue, Suite 200
Englewood, CO 80111

                  Re: SportsTrac, Inc. Bridge Loan

Dear Mr. Silverman:

                  Reference is made to that certain letter agreement (as amended, "Letter Agreement"), by and between the undersigned and SportsTrac, Inc. (the "Company"), pursuant to which the undersigned made a loan of $15,000 to the Company. Notwithstanding anything contained in the Letter Agreement to the contrary, it is agreed that the Note shall be payable on the earlier of (a) January 31, 1998 or (b) the closing of the Company's initial public offering.

                  As herein amended, the Letter Agreement is confirmed and shall be in full force and effect.

Dated:  December 31, 1996

SPORTSTRAC, INC.

By: /s/ Marc Silverman                          By: /s/ Solomon A. Weisgal
   -----------------------------                   -----------------------------
      Name:  Marc Silverman                        Name:  Solomon A. Weisgal
      Title: President                             Title: Trustee

Mr. Marc Silverman
SportTrac, Inc.
6900 E. Belleview Avenue, Suite 200
Englewood, CO 80111

                  Re: SportsTrac, Inc. Bridge Loan

Dear Mr. Silverman:

                  Reference is made to that certain letter agreement (as amended, "Letter Agreement"), by and between the undersigned and SportsTrac, Inc. (the "Company"), pursuant to which the undersigned made a loan of $5,000 to the Company. Notwithstanding anything contained in the Letter Agreement to the contrary, it is agreed that the Note shall be payable on the earlier of (a) January 31, 1998 or (b) the closing of the Company's initial public offering.

                  As herein amended, the Letter Agreement is confirmed and shall be in full force and effect.

Dated:  December 31, 1996

SPORTSTRAC, INC.

By: /s/ Marc Silverman                      By: /s/ Howard Kirschbaum
   -----------------------------               -----------------------------
      Name:  Marc Silverman                    Howard Kirschbaum, As Custodian
      Title: President                         for Brian Kirschbaum Under the
                                               Uniform Gift to Minors Act

Mr. Marc Silverman
SportTrac, Inc.
6900 E. Belleview Avenue, Suite 200
Englewood, CO 80111

                  Re: SportsTrac, Inc. Bridge Loan

Dear Mr. Silverman:

                  Reference is made to that certain letter agreement (as amended, "Letter Agreement"), by and between the undersigned and SportsTrac, Inc. (the "Company"), pursuant to which the undersigned made a loan of $5,000 to the Company. Notwithstanding anything contained in the Letter Agreement to the contrary, it is agreed that the Note shall be payable on the earlier of (a) January 31, 1998 or (b) the closing of the Company's initial public offering.

                  As herein amended, the Letter Agreement is confirmed and shall be in full force and effect.

Dated:  December 31, 1996

SPORTSTRAC, INC.

By: /s/ Marc Silverman                             /s/ Scott A. Sinar
   -----------------------------                   -----------------------------
      Name:  Marc Silverman                        Scott A. Sinar
      Title: President

Mr. Marc Silverman
SportTrac, Inc.
6900 E. Belleview Avenue, Suite 200     20,000
Englewood, CO 80111

                  Re: SportsTrac, Inc. Bridge Loan

Dear Mr. Silverman:

                  Reference is made to that certain letter agreement (as amended, "Letter Agreement"), by and between the undersigned and SportsTrac, Inc. (the "Company"), pursuant to which the undersigned made a loan of $20,000 to the Company. Notwithstanding anything contained in the Letter Agreement to the contrary, it is agreed that the Note shall be payable on the earlier of (a) January 31, 1998 or (b) the closing of the Company's initial public offering.

                  As herein amended, the Letter Agreement is confirmed and shall be in full force and effect.

Dated:  December 31, 1996

SPORTSTRAC, INC.

By: /s/ Marc Silverman                             /s/ Matthew Harriton
   -----------------------------                   -----------------------------
      Name:  Marc Silverman                        Matthew Harriton
      Title: President

Mr. Marc Silverman
SportTrac, Inc.
6900 E. Belleview Avenue, Suite 200
Englewood, CO 80111

                  Re: SportsTrac, Inc. Bridge Loan

Dear Mr. Silverman:

                  Reference is made to that certain letter agreement (as amended, "Letter Agreement"), by and between the undersigned and SportsTrac, Inc. (the "Company"), pursuant to which the undersigned made a loan of $10,000 to the Company. Notwithstanding anything contained in the Letter Agreement to the contrary, it is agreed that the Note shall be payable on the earlier of (a) January 31, 1998 or (b) the closing of the Company's initial public offering.

                  As herein amended, the Letter Agreement is confirmed and shall be in full force and effect.

Dated:  December 31, 1996

SPORTSTRAC, INC.

By: /s/ Marc Silverman                             /s/ John LaFalce
   -----------------------------                   -----------------------------
      Name:  Marc Silverman                        John LaFalce
      Title: President

Mr. Marc Silverman
SportTrac, Inc.
6900 E. Belleview Avenue, Suite 200
Englewood, CO 80111

                  Re: SportsTrac, Inc. Bridge Loan

Dear Mr. Silverman:

                  Reference is made to that certain letter agreement (as amended, "Letter Agreement"), by and between the undersigned and SportsTrac, Inc. (the "Company"), pursuant to which the undersigned made a loan of $30,000 to the Company. Notwithstanding anything contained in the Letter Agreement to the contrary, it is agreed that the Note shall be payable on the earlier of (a) January 31, 1998 or (b) the closing of the Company's initial public offering.

                  As herein amended, the Letter Agreement is confirmed and shall be in full force and effect.

Dated:  December 31, 1996

SPORTSTRAC, INC.

By: /s/ Marc Silverman                             /s/ Michael Lulkin
   -----------------------------                   -----------------------------
      Name:  Marc Silverman                        Michael Lulkin
      Title: President